SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event Reported):
                                 April 22, 2004

                             1-800-FLOWERS.COM, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                           Delaware 0-26841 11-3117311
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            (State or Other Jurisdiction of (Commission File Number)
             (I.R.S. Employer Identification Incorporation) Number)

                               1600 Stewart Avenue
                            Westbury, New York 11590
                                 (516) 237-6000
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             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)


Item 7. Financial Statements and Exhibits.


(c) Exhibits

99.1 Press release of 1-800-FLOWERS.COM, Inc., dated April 22, 2004.

Item 9. Regulation FD Disclosure

The Press Release attached as Exhibit 99.1 and incorporated by reference herein is being furnished pursuant to Item 12- Results of Operations and Financial Condition, of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statement filed under the Securities Act of 1933.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             1-800-FLOWERS.COM, INC.


DATE:  May 3, 2004       By: /s/ William E. Shea
                           -------------------
                           William E. Shea
                           Chief Financial Officer
                           Senior Vice-President-Finance
                           and Administration





                                  Exhibit Index


Exhibit
Number      Description

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99.1        Press release of 1-800-FLOWERS.COM,  Inc., dated April 22, 2004, disclosing financial results for its fiscal 2004 third quarter ended March 28, 2004.